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                                                                   Exhibit 23(a)


                     [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 17, 2002, relating to the financial statements and our report dated January 17, 2002, relating to the financial statement schedules, which appear in Tanger Factory Outlet Centers, Inc.'s Form 10-K for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PRICEWATERHOUSECOOPERS LLP

August 14, 2002


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                     [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 17, 2002, relating to the financial statements and our report dated January 17, 2002, relating to the financial statement schedules, which appear in Tanger Properties Limited Partnership's Form 10-K for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PRICEWATERHOUSECOOPERS LLP



August 14, 2002